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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 29, 2006

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                               RADIAL ENERGY INC.
             (Exact name of registrant as specified in its charter)
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             NEVADA                   333-113726             72-1580091
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                     Identification Number)

                               1313 EAST MAPLE ST.
                              BELLINGHAM, WA 98225
          (Address of principal executive offices, including zip code)

                                 (360) 685-4200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 29, 2006, we entered into an amendment to the Assignment Agreement dated June 27, 2006, by and between Pin Petroleum Partners Ltd. and us. The amendment extended the date on which Radial Energy is obligated to pay the cash portion of the consideration from 90 days from the date of the Assignment Agreement, or September 25, 2006, to November 17, 2006. Other than the payment due date, no other changes were made to the Assignment Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RADIAL ENERGY, INC.

Dated:     October 5, 2006           By:  /s/ G. LEIGH LYONS
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                                          G. Leigh Lyons, President, Chief
                                          Executive Officer, and Chief Financial
                                          Officer